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                                  EXHIBIT 23.5





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                         CONSENT OF COUNSEL EMPLOYED BY
                              FIFTH THIRD BANCORP


                 We consent to the inclusion in this Registration Statement on Form S-4 of Fifth Third Bancorp of the form of our opinion set forth as Exhibit 5 to the Proxy Statement and Prospectus, which is part of this Registration Statement, and to the summarization thereof in the Proxy Statement and Prospectus under the caption "Legal Matters."

                                                            FIFTH THIRD BANCORP



                                                            /s/ Paul L. Reynolds
                                                            Paul L. Reynolds
                                                            Counsel


Cincinnati, Ohio
December 8, 1995